                                 EXHIBIT A.(XIV)
                                     FORM OF

            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue twenty seven billion one hundred fifty million (27,150,000,000) shares of $0.001 par value common stock, having an aggregate par value of twenty seven million one hundred fifty thousand dollars ($27,150,000), as listed below:

                   Series                   Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                   ------                   --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                    375,000,000      175,000,000      110,000,000              --       100,000,000
The Hartford Balanced Income Fund             200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Capital Appreciation Fund        285,000,000      175,000,000      110,000,000      50,000,000        50,000,000
The Hartford Capital Appreciation II Fund     200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Capital Preservation Fund        285,000,000       75,000,000      200,000,000              --       100,000,000
The Hartford Disciplined Equity Fund          125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Dividend and Growth Fund         325,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Equity Income Fund               125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Floating Rate Fund               200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Focus Fund                       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Focus Growth Fund                125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Communications Fund       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Financial Services
   Fund                                       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Health Fund               125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Global Leaders Fund              125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Technology Fund           125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford High Yield Fund                  125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Income Fund                      125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Inflation Plus Fund              155,000,000      105,000,000       90,000,000      50,000,000        50,000,000

                   Series                  Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                   ------                  --------------   --------------   --------------   --------------   --------------
The Hartford International Capital
   Appreciation Fund                          125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford International Opportunities
   Fund                                       125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford International Small Company
   Fund                                       125,000,000      75,000,000       50,000,000              --        50,000,000
THE HARTFORD LARGECAP GROWTH FUND             200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Fund                      225,000,000      75,000,000      110,000,000              --        50,000,000
The Hartford MidCap Growth Fund               200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Value Fund                125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Money Market Fund              1,200,000,000     500,000,000      500,000,000              --       500,000,000
The Hartford Principal Protection Fund        125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Retirement Income Fund           200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Growth Fund        200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Value Fund         200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Growth Fund      200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Value Fund       200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Short Duration Fund              125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Small Company Fund               125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Stock Fund                       125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free California Fund         125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free New York Fund           125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Target Retirement 2010 Fund      200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2020 Fund      200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2030 Fund      200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Total Return Bond Fund           125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Value Fund                       125,000,000      75,000,000       50,000,000              --        50,000,000

         Series            Class A Shares   Class B Shares   Class C Shares   Class D Shares   Class I Shares   Class Y Shares
         ------            --------------   --------------   --------------   --------------   --------------   --------------
The Hartford
   Aggressive Growth         100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
   Allocation Fund
The Hartford Growth
   Allocation Fund           100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford Balanced
   Allocation Fund           100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford
   Conservative
   Allocation Fund           100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford Income
   Allocation Fund           100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford DCA
   Money Fund Series I                                                          300,000,000
The Hartford DCA
   Money Fund Series II                                                         300,000,000
The Hartford DCA
   Money Fund Series III                                                        300,000,000
The Hartford DCA
   Money Fund Series IV                                                         300,000,000
The Hartford DCA
   Money Fund Series V                                                          300,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to thirty one billion two hundred million (31,200,000,000) shares, with an aggregate par value of thirty one million two hundred thousand dollars ($31,200,000), as classified below:

                  Series                    Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                  ------                    --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                    375,000,000      175,000,000      110,000,000              --       100,000,000
The Hartford Balanced Income Fund             200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Capital Appreciation Fund        285,000,000      175,000,000      110,000,000      50,000,000        50,000,000
The Hartford Capital Appreciation II Fund     200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Capital Preservation Fund        285,000,000       75,000,000      200,000,000              --       100,000,000
The Hartford Disciplined Equity Fund          125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Dividend and Growth Fund         325,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Equity Income Fund               125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Floating Rate Fund               200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Focus Fund                       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Focus Growth Fund                125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Communications Fund       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Financial Services        125,000,000       75,000,000       50,000,000              --        50,000,000
   Fund
The Hartford Global Health Fund               125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Global Leaders Fund              125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Technology Fund           125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford High Yield Fund                  125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Income Fund                      125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Inflation Plus Fund              155,000,000      105,000,000       90,000,000      50,000,000        50,000,000
The Hartford International Capital            125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
   Appreciation Fund
The Hartford International Opportunities      125,000,000       75,000,000       50,000,000              --        50,000,000
   Fund
The Hartford International Small Company      125,000,000       75,000,000       50,000,000              --        50,000,000
   Fund
The Hartford LargeCap Growth Fund             200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Fund                      225,000,000       75,000,000      110,000,000              --        50,000,000

                  Series                   Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                  ------                   --------------   --------------   --------------   --------------   --------------
The Hartford MidCap Growth Fund               200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Value Fund                125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Money Market Fund              1,200,000,000     500,000,000      500,000,000              --       500,000,000
The Hartford Principal Protection Fund        125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Retirement Income Fund           200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Growth Fund        200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Value Fund         200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Growth Fund      200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Value Fund       200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Short Duration Fund              125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Small Company Fund               125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Stock Fund                       125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free California Fund         125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free New York Fund           125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Target Retirement 2010 Fund      200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2020 Fund      200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2030 Fund      200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Total Return Bond Fund           125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Value Fund                       125,000,000      75,000,000       50,000,000              --        50,000,000

         Series            Class A Shares   Class B Shares   Class C Shares   Class D Shares   Class I Shares   Class Y Shares
         ------            --------------   --------------   --------------   --------------   --------------   --------------
The Hartford
   Aggressive Growth
   Allocation Fund           100,000,000      50,000,000       50,000,000       50,000,000       50,000,000       50,000,000

         Series            Class A Shares   Class B Shares   Class C Shares   Class D Shares   Class I Shares   Class Y Shares
         ------            --------------   --------------   --------------   --------------   --------------   --------------
The Hartford Growth
   Allocation Fund           100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford Balanced
   Allocation Fund           100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford
   Conservative
   Allocation Fund           100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford Income
   Allocation Fund           100,000,000      50,000,000       50,000,000        50,000,000      50,000,000       50,000,000
The Hartford DCA
   Money Fund Series I                                                          300,000,000
The Hartford DCA
   Money Fund Series II                                                         300,000,000
The Hartford DCA
   Money Fund Series III                                                        300,000,000
The Hartford DCA
   Money Fund Series IV                                                         300,000,000
The Hartford DCA
   Money Fund Series V                                                          300,000,000

                  Series                    CLASS R1 SHARES   CLASS R2 SHARES   CLASS R3 SHARES
                  ------                    ---------------   ---------------   ---------------
THE HARTFORD ADVISER FUND                      50,000,000        50,000,000        50,000,000
THE HARTFORD CAPITAL APPRECIATION FUND         50,000,000        50,000,000        50,000,000
THE HARTFORD CAPITAL APPRECIATION II FUND      50,000,000        50,000,000        50,000,000
THE HARTFORD DISCIPLINED EQUITY FUND           50,000,000        50,000,000        50,000,000
THE HARTFORD DIVIDEND AND GROWTH FUND          50,000,000        50,000,000        50,000,000
THE HARTFORD EQUITY INCOME FUND                50,000,000        50,000,000        50,000,000
THE HARTFORD FLOATING RATE FUND                50,000,000        50,000,000        50,000,000
THE HARTFORD GLOBAL HEALTH FUND                50,000,000        50,000,000        50,000,000
THE HARTFORD GLOBAL LEADERS FUND               50,000,000        50,000,000        50,000,000

                  Series                    CLASS R1 SHARES   CLASS R2 SHARES   CLASS R3 SHARES
                  ------                    ---------------   ---------------   ---------------
THE HARTFORD HIGH YIELD FUND                   50,000,000        50,000,000        50,000,000
THE HARTFORD INFLATION PLUS FUND               50,000,000        50,000,000        50,000,000
THE HARTFORD INTERNATIONAL CAPITAL
   APPRECIATION FUND                           50,000,000        50,000,000        50,000,000
THE HARTFORD INTERNATIONAL OPPORTUNITIES
   FUND                                        50,000,000        50,000,000        50,000,000
THE HARTFORD MONEY MARKET FUND                 50,000,000        50,000,000        50,000,000
THE HARTFORD SMALL COMPANY FUND                50,000,000        50,000,000        50,000,000
THE HARTFORD STOCK FUND                        50,000,000        50,000,000        50,000,000
THE HARTFORD TOTAL RETURN BOND FUND            50,000,000        50,000,000        50,000,000
THE HARTFORD VALUE FUND                        50,000,000        50,000,000        50,000,000
THE HARTFORD RETIREMENT INCOME FUND            50,000,000        50,000,000        50,000,000
THE HARTFORD TARGET RETIREMENT 2010 FUND       50,000,000        50,000,000        50,000,000
THE HARTFORD TARGET RETIREMENT 2020 FUND       50,000,000        50,000,000        50,000,000
THE HARTFORD TARGET RETIREMENT 2030 FUND       50,000,000        50,000,000        50,000,000
THE HARTFORD AGGRESSIVE GROWTH ALLOCATION
   FUND                                        50,000,000        50,000,000        50,000,000
THE HARTFORD GROWTH ALLOCATION FUND            50,000,000        50,000,000        50,000,000
THE HARTFORD BALANCED ALLOCATION FUND          50,000,000        50,000,000        50,000,000
THE HARTFORD CONSERVATIVE ALLOCATION FUND      50,000,000        50,000,000        50,000,000
THE HARTFORD INCOME ALLOCATION FUND            50,000,000        50,000,000        50,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I, R1, R2, R3 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on [August __, 2006] and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional shares to CLASS R1, CLASS R2 AND CLASS R3 OF CERTAIN SERIES of the Corporation.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by ________________, its _______________, and attested to by __________________, its _________________, this ________ day of
_____________ 2006.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Attest:


-------------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

I, ___________________, ________________ of The Hartford Mutual Funds, Inc.,
hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        ----------------------------------------